                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  -----------


Date of Report (Date of earliest event reported) December 8, 1995
                                                 ----------------

                            SECTOR ASSOCIATES, LTD.
                            -----------------------
             (Exact name of registrant as specified in its charter)



        Delaware                        017827             11-2788282
   -----------------------------------------------------------------------
     (State or other jurisdiction    (Commission File      (IRS Employer
   or incorporation)                 Number)           Identification No.)



                 2343 West 76th Street, Hialeah, Florida 33016
                 ---------------------------------------------
          (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code (305) 823-0269
                                                          --------------
                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS




         (b) Pro forma Financial Information required under Item 2. Acquisition or Disposition of Assets.

ITEM 7. (b)

     On September 20, 1995, the Company entered into an Agreement and Plan of Reorganization ("Agreement") pursuant to which the Company agreed to acquire 100% of the issued and outstanding stock of Viragen (Scotland) Limited, a Scottish private limited company ("VSL"), in exchange for the distribution to Viragen, Inc. ("Viragen"), the sole stockholder of VSL, of newly-issued shares of convertible preferred stock that upon conversion will represent 78,400,000 shares of Common Stock of the Company representing 94% of the outstanding capital stock interest of the Company.

     On November 8, 1995, the Company, VSL, and Viragen entered into an Amendment to Agreement and Plan of Reorganization (the "Amendment") to extend the Closing Date to December 8, 1995. Additionally, the Amendment provided for an interim loan of $500,000 to VSL which is to be deemed satisfied at the Closing. The Amendment also provided for an additional cash contribution of $300,000 by the Company, to be contributed prior to the closing.

     On December 8, 1995, the transactions contemplated by the Agreement and Amendment occurred with all consideration being paid by the parties. As the shareholders of VSL gained voting control of Sector in this transaction, VSL became the acquiring entity. Accordingly, the acquisition of VSL was accounted for as a reverse acquisition. The Statement of Operations for the six months ended December 31, 1995 reflects the activities of VSL for those periods as well as the operations of Sector from the acquisition date to December 31, 1995.

     The following pro forma financial statements reflect (i) the issuance of 2,000,000 shares of Series B Convertible Preferred Stock which upon conversion will represent 78,400,000 shares of Common Stock of the Company representing approximately 94% of the then outstanding equity in the Company (ii) the cancellation of the Secured Promissory Note for $500,000 described above; and
(iii) an additional $300,000 contribution to capital.

                            SECTOR ASSOCIATES, LTD.
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1995
                                  (UNAUDITED)



                             SECTOR        VIRAGEN
                           ASSOCIATES    (SCOTLAND)  ADJUSTMENTS/
                              LTD.          LTD.     ELIMINATIONS  CONSOLIDATED
                           ----------    ----------  ------------  ------------
ASSETS

CURRENT ASSETS
  Cash                      $ 74,229     $817,707                    $891,936
  Due from affiliates          5,100                                    5,100
  Advance to Viragen
    (Scotland) Ltd.          800,000                   (800,000)          -
                            --------     --------     ---------      --------
TOTAL CURRENT ASSETS         879,329      817,707      (800,000)      897,036

OTHER ASSETS
  Deferred Expenses             -           6,936                       6,936
                            --------     --------     ---------      --------

TOTAL ASSETS                $879,329     $824,643     $(800,000)     $903,972
                            ========     ========     =========      ========

                            SECTOR ASSOCIATES, LTD.
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1995
                                  (UNAUDITED)



                                       SECTOR      VIRAGEN
                                     ASSOCIATES  (SCOTLAND)   ADJUSTMENTS/
                                        LTD.        LTD.      ELIMINATIONS   CONSOLIDATED
                                     ----------  ----------   ------------   ------------

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and
  accrued expenses                $     15,091   $  3,559    $                $ 18,649
  Due to affiliates                     35,076     48,386                       83,462
  Due to Sector
  Associates, Ltd.                                800,000        (800,000)        -
                                    ----------   --------    ------------     --------
      Total Liabilities                 50,167    851,945        (800,000)     102,111

STOCKHOLDERS' EQUITY
Common Stock, par value
  $.10 per share, 50,000
  shares authorized
  5,037,617 shares issued
  and outstanding                      903,413        161        (399,803)     503,762

Convertible Preferred
  Series B, par value
  $.01 per share,
  2,000,000 shares issued
  and outstanding                                                  20,000       20,000

Additional paid-in
capital                             13,234,061      1,853     (12,890,460)     345,454

Accumulated earnings
(loss)                             (13,308,312)   (29,316)     13,270,273      (67,355)
                                  ------------   --------    ------------     --------
Total Stockholders
  Equity                               829,162    (27,302)           -         801,861
                                  ------------   --------    ------------     --------
Total Liabilities and
  Stockholders' Equity            $    879,329   $824,634    $   (800,000)    $903,972
                                  ============   ========    ============     ========

                            SECTOR ASSOCIATES, LTD.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                FOR THE PERIOD JULY 1 THROUGH DECEMBER 31, 1995
                                  (UNAUDITED)



                              SECTOR      VIRAGEN
                            ASSOCIATES  (SCOTLAND)     PROFORMA           PRO-
                               LTD.        LTD.       ADJUSTMENTS        FORMA
                            ----------  ----------    -----------        -----

INTEREST INCOME             $     36     $  2,249      $             $     2,285
                                         --------
TOTAL INCOME                      36        2,249          -               2,285

OPERATING EXPENSES            38,075       32,191          -              70,266
                            --------     --------      -------       -----------

NET (LOSS) INCOME           $(38,039)    $(29,942)     $   -         $   (67,981)
                            ========     ========      =======       ===========
LOSS PER COMMON SHARE
AND COMMON EQUIVALENT
SHARE                                                                $     -
                                                                     ===========
WEIGHTED AVERAGE
COMMON AND COMMON
EQUIVALENT SHARES
OUTSTANDING                                                           84,437,617
                                                                     ===========

                            SECTOR ASSOCIATES, LTD.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
              FROM INCEPTION (MARCH 8, 1995) THROUGH JUNE 30, 1995
                                  (UNAUDITED)



                            SECTOR       VIRAGEN
                          ASSOCIATES   (SCOTLAND)    PROFORMA         PRO-
                             LTD.          LTD.     ADJUSTMENTS      FORMA
                          ----------   ----------   -----------      -----
INTEREST INCOME           $   1,637       $626        $  -       $     2,263
                          ---------                              -----------
TOTAL INCOME                  1,637        626           -             2,263

OPERATING EXPENSES          139,781         -            -           139,781
                          ---------       ----        ------     -----------

NET (LOSS) INCOME         $(138,143)      $626           -       $  (137,517)
                          =========       ====                   ===========
LOSS PER COMMON SHARE
AND COMMON EQUIVALENT
SHARE                                                            $     -
                                                                 ===========
WEIGHTED AVERAGE
COMMON AND COMMON
EQUIVALENT SHARES
OUTSTANDING                                                       84,437,617
                                                                 ===========


                     SECTOR ASSOCIATES, LTD. AND SUBSIDIARY

                          NOTES TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS


NOTE A - ACQUISITION - BASIS OF PRESENTATION

        On September 20, 1995, Sector Associates, Ltd. ("Sector") entered into an agreement and Plan of Reorganization (the "Agreement") with Viragen, Inc., a Delaware corporation. Under the terms of the Agreement, Sector was to acquire a 100% interest in Viragen (Scotland) Ltd. ("VSL"), in consideration for a 94% interest in Sector.

        On November 8, 1995, the Agreement was amended to provide for an interim loan of $500,000 by Sector to VSL, the filing of certain financial reports by Sector prior to closing, a capital contribution of $300,000 into Sector within thirty days, and the modification of a related investment banking agreement. The $500,000 loan was funded November 9, 1995, bearing interest at 4% per annum, secured by a 3.77% equity interest in VSL, and was guaranteed by Viragen, Inc. Upon the closing of the Agreement on December 8, 1995, the principal amount of the note was deemed contributed capital to Sector.

        On December 8, 1995, Sector finalized the Agreement and acquired 100% of the stock of VSL in exchange for 2,000,000 voting shares of Series B Convertible Preferred Stock, convertible into 78,400,000 shares of common stock or approximately 94% of the then issued and outstanding shares, as well as 94% of the voting privileges, of Sector. As the Parent Company of VSL gained voting control of Sector in this transaction, VSL became the acquiring entity and accounting survivor. Accordingly, the acquisition was accounted for as a reverse acquisition.

        The proforma financial statements presented up to December 8, 1995 included herein reflect the financial position of the Company, as if the reverse acquisition had been completed on July 1, 1995. Since at the time of the acquisition the legal acquirer, Sector was a shell corporation with no operations, the accumulated deficit of the conformed entity was recapitalized into the additional paid-in capital account to reflect the capital structure of the surviving legal entity, Sector, and the accumulated deficit of VSL.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SECTOR ASSOCIATES, LTD.



                                              By:/s/Dennis W. Healey
                                              -------------------------
                                              Executive Vice President
                                                Chief Financial Officer



DATED:  October 21, 1996